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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              -----------------------------------------------------


                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         August 31, 2000                                   0-16132
----------------------------------            ----------------------------------
Date of Report (Date of earliest                    Commission File Number
       event reported)


                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)



              Delaware                                   22-2711928
----------------------------------            ----------------------------------
(State or other jurisdiction of                 (I.R.S. Employer Identification
incorporation or organization)                             Number)


                              7 Powder Horn Drive
                            Warren, New Jersey 07059
            -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (732) 271-1001
            -------------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

On August 31, 2000 (the "Effective Time"), the Registrant merged with Signal Pharmaceuticals, Inc., a California corporation ("Signal"). Signal is a biopharmaceutical company focused on discovering and developing new classes of small molecule drugs that regulate disease-associated genes. The merger was consummated pursuant to an Agreement and Plan of Merger, dated June 29, 2000 (the "Merger Agreement"), by and among the Registrant, Celgene Acquisition Corp., a California corporation and a wholly-owned subsidiary of the Registrant (the "Merger Sub") and Signal. Pursuant to the Merger Agreement, the Merger Sub merged with and into Signal. At the Effective Time, Signal became a wholly-owned subsidiary of the Registrant.

Under the Merger Agreement each share of Signal's common stock that was outstanding at the Effective Time of the merger was converted into the right to receive 0.1257 of a share of the Registrant's common stock, par value $.01 per share ("Common Stock"). The Registrant issued 3,710,266 shares of Common Stock to former Signal shareholders. An additional 433,989 shares of Registrant's Common Stock were reserved for issuance upon exercise of outstanding Signal stock options and warrants that were assumed by the Registrant pursuant to the Merger Agreement. These options and warrants were converted into the right to acquire shares of the Registrant's Common Stock on the basis of the 0.1257 exchange ratio in the merger.

Prior to the completion of the merger, the shares of the Registrant's Common Stock that were issued and reserved for issuance in connection with the merger were registered under the Securities Act of 1933 pursuant to a registration statement on Form S-4 (File No. 333-42302) (the "Registration Statement"). The Registration Statement was declared effective on August 9, 2000. The merger is described in greater detail in the Registration Statement.

The Registrant's merger with Signal was structured as a tax-free reorganization under Section 368(a) of the Internal Revenue Code and was accounted for as a pooling of interests.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.           FINANCIAL  STATEMENTS,  PRO FORMA  FINANCIAL  INFORMATION  AND
                  EXHIBITS.


         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

The financial statements of Signal required by this item are incorporated herein by reference from the "Signal Pharmaceuticals, Inc. Index to Financial Statements" in the Form S-4 declared effective on August 9, 2000 (Registration Statement No. 333-42302).


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

         (b)      PRO FORMA FINANCIAL INFORMATION

The pro forma financial statements required by this item are incorporated herein by reference from the "Unaudited Pro Forma Condensed Combined Financial Statements" herein in the Form S-4 declared effective August 9, 2000 (Registration Statement No. 333-42302).

         (c)      EXHIBITS


              EXHIBIT NUMBER                   DESCRIPTION

                   2.1 Agreement and Plan of Merger by and among Celgene Corporation, Celgene Acquisition Corp. and Signal Pharmaceuticals, Inc. (incorporated by reference to the Form S-4 declared effective on August 9, 2000 (Registration Statement No.333-42302)).

                   23.1                 Consent    of   Ernst   &   Young   LLP,
                                        Independent Auditors.

                   99.1 Press Release of Celgene Corporation dated September 1, 2000.



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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CELGENE CORPORATION

Dated: September 15, 2000

                               By: /s/ Robert J. Hugin
                                   ---------------------------
                                   Name:    Robert J. Hugin
                                   Title:   Chief Financial Officer
                                            and Secretary



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

                                  EXHIBIT INDEX


     EXHIBIT                             DESCRIPTION

         2.1 Agreement and Plan of Merger by and among Celgene Corporation, Celgene Acquisition Corp. and Signal Pharmaceuticals, Inc. (incorporated by reference to the Form S-4 declared effective on August 9, 2000 (Registration Statement No. 333-42302)).

         23.1     Consent of Ernst & Young LLP, Independent Auditors.

         99.1     Press Release of Celgene Corporation dated September 1, 2000.

                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 4, 2000, with respect to the financial statements of Signal Pharmaceuticals, Inc. that is incorporated by reference to the Form S-4 declared effective on August 9, 2000 (Registration Statement No. 333-42302).

                                                     /s/ Ernst & Young LLP

                                                     ERNST & YOUNG LLP

September 14, 2000
San Diego, California

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

                                                                    EXHIBIT 99.1



CELGENE ANNOUNCES COMPLETION OF SIGNAL MERGER

Drug Discovery Capabilities and Pipeline Significantly Enhanced

WARREN, NJ - (September 1, 2000) - Celgene Corporation (NASDAQ: CELG) announced the completion of its merger with Signal Pharmaceuticals, Inc., a privately held San Diego-based biopharmaceutical company. The Signal Research Division will operate as a wholly owned subsidiary of Celgene from its existing facilities.

Signal's state-of-the-art, integrated drug discovery engine provides Celgene with a large and diversified pipeline of drug candidates and an expanded technology platform. Signal's research targets key areas of intracellular signaling and gene and protein regulation. To date, Signal has identified 24 small molecule drug leads focused in the areas of oncology and immunology. Their major programs include selective estrogen receptor modulators for cancer and osteoporosis and kinase inhibitors for immunological diseases and oncology. Signal's intellectual property includes 38 issued U.S. and foreign patents and 87 pending U.S. and foreign patents.

"Celgene is now positioned at the forefront of drug discovery based on the revolutionary information arising from the research of the human genome," said John W. Jackson, Chairman and CEO of Celgene Corporation. "In addition to the deep pipeline, we have strengthened our research team with Signal's talented and motivated group of world-class scientists."

The integration of Signal expands Celgene to over 300 employees with a research and development team of approximately 150 people including 70 PhDs and MDs. Celgene also has a sales, marketing and commercial force of over 90 trained professionals.

Under the terms of the agreement first announced on June 30, 2000, Celgene will issue 3,710,226 shares of its common stock or 4.4% of its post transaction fully diluted share count in exchange for all of the outstanding capital stock of Signal. The exchange ratio is .1257 Celgene shares for each share of Signal. The transaction will be accounted for as a pooling of interests.

Celgene's lead product, THALOMID(R) (thalidomide), was approved by the Food and Drug Administration (FDA) in July 1998 for the treatment of erythema nodosum leprosum, an inflammatory condition of leprosy. THALOMID revenues for the first half of 2000 were $27.9 million. There are currently 140 clinical trials studying the potential efficacy of THALOMID in a wide range of cancers and immunological disorders. The strategy for THALOMID is to obtain FDA approval in a variety of indications including multiple myeloma, colorectal cancer, glioblastoma and other immunological and auto-immune diseases. Celgene's pipeline includes two

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classes of novel and proprietary oral agents: IMiDs(TM) (Immunomodulatory Drugs)
and SelCIDs(TM) (Selective Cytokine Inhibitory Drugs). Both classes are being developed for the treatment of cancer, chronic inflammatory diseases and other
diseases  of  the  immune   system.   Celgene's   chiral  program  has  produced
d-methylphenidate (d-MPH), a chirally pure version of Ritalin(R). In April 2000, Celgene granted to Novartis Pharma AG an exclusive worldwide license (excluding Canada) for the development and marketing of d-MPH. Celgene expects to submit a New Drug Application for d-MPH to the FDA later this year.

Celgene  Corporation,  headquartered  in Warren,  New Jersey,  is an independent biopharmaceutical company engaged in the discovery, development and commercialization of small molecule drugs for cancer and immunological diseases. Please feel free to visit the Company's website at www.celgene.com.

This release contains certain forward-looking statements which involve known and unknown risks, delays, uncertainties and other factors not under the Company's control which may cause actual results, performance or achievements of the Company to be materially different from the results, performance or other expectations implied by these forward-looking statements. These factors include results of current or pending research and development activities, actions by the FDA and other regulatory authorities, and those factors detailed in the Company's filings with the Securities and Exchange Commission such as 10K, 10Q and 8K reports.


Contacts:
Robert J. Hugin
Celgene Corporation
Senior Vice President and CFO
(732) 271-4102


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